Trade and Other Receivables	12 Months Ended
Jun. 30, 2021
Subclassifications of assets, liabilities and equities [abstract]
Trade and Other Receivables	Trade and Other Receivables

	2021 £’000	2020 £’000
Trade receivables	£88,086	£60,474
Prepayments	6,150	6,779
Accrued income	15,790	8,694
Research and development tax credit	3,400	3,688
Other receivables	4,877	2,979
Total trade and other receivables	£118,303	£82,614
Trade receivables are non-interest-bearing and are generally on 30 to 90 day terms depending on the geographical territory in which sales are generated. The carrying value of trade and other receivables also represents their fair value.
Trade receivables are disclosed net of expected credit loss allowance for doubtful debts, as shown below. Due to the global financial uncertainty arising from the COVID-19 pandemic, management has considered the elevated credit risk on trade receivables. Credit loss rates have been established for trade receivables and accrued income linked to industry sectors that we consider are most heavily affected by the COVID-19 pandemic. In addition, certain balances (where there was an objective evidence of credit impairment linked to the ageing of the debtor balance and an analysis of the debtors’ current financial position) have been provided for on an individual basis.
This has resulted in no additional charge for expected credit loss provisions on trade receivables and accrued income recognised in the Consolidated statement of comprehensive income.
Trade receivables and accrued income represent client contract assets. Other than the expected credit loss allowance discussed above, and business-as-usual movements there were no significant changes in contract assets during the year. From the £15.8 million accrued income in balance as of 30 June 2021, £2.4 million comes from acquired companies during the reporting period (£0.6 million as of 30 June 2020).
The following table presents the trade receivables and accrued income ageing intervals and the allocation of the expected credit loss allowance as of 30 June 2021 and 30 June 2020:

	2021 £’000		2020 £’000
	Trade receivables and accrued income - gross	Expected credit loss allowance	Trade receivables and accrued income - gross	Expected credit loss allowance
Current	84,088	(1,212)	61,521	(248)
1 - 30 days overdue	6,106	(15)	3,900	(666)
31 - 60 days overdue	5,330	(225)	2,034	(743)
61 - 90 days overdue	2,919	(105)	1,915	(792)
Over 90 days overdue	8,971	(1,980)	3,382	(1,135)
Total	107,414	(3,537)	72,752	(3,584)

The gross and net amounts of trade receivables and accrued income were as follows:

	2021 £’000	2020 £’000
Trade receivables - gross	£91,589	£64,058
Expected credit loss allowance	(3,503)	(3,584)
Trade receivables - net	£88,086	£60,474

	2021 £’000	2020 £’000
Accrued income - gross	£15,824	£8,694
Expected credit loss allowance	(34)	—
Accrued income - net	£15,790	£8,694
Movements in the expected credit loss allowance were as follows:

	2021 £’000	2020 £’000
As at 1 July	£3,584	£437
Provided in the year	5,866	4,274
Released in the year	(5,851)	(1,077)
Utilised in the year	(11)	(28)
Effect of foreign exchange translations	(51)	(22)
As at 30 June	£3,537	£3,584